Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of 3 E Network Technology Group Limited (the “Company”) for the fiscal year ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hailiang Jia, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hailiang Jia

Hailiang Jia
Chief Financial Officer
(Principal Financial Officer)
November 14, 2025